                                                                    Exhibit 99.1


                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                    10? % SENIOR SUBORDINATED NOTES DUE 2009

                                       OF

                               PHOENIX COLOR CORP.

                  PURSUANT TO THE PROSPECTUS DATED MAY __, 1999

================================================================================
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________________ (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
================================================================================


         If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent.


                             THE EXCHANGE AGENT IS:
               CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION

BY REGISTERED OR CERTIFIED MAIL                  BY HAND OR OVERNIGHT DELIVERY

Chase Manhattan Trust Company,                   Chase Manhattan Trust Company,
    National Association                              National Association
     1650 Market Street                                1650 Market Street
 One Liberty Place, Suite 1650                    One Liberty Place Suite 1650
   Philadelphia, PA 19103                            Philadelphia, PA 19103
     Attn: Joseph Progar                              Attn: Joseph Progar

                              CONFIRM BY TELEPHONE:
                                 (215) 988- 1317

                             FACSIMILE TRANSMISSION:
                           (ELIGIBLE INSTITUTION ONLY)
                         Chase Manhattan Trust Company,
                              National Association
                                 (215) 972-8372
                               Attn: Joseph Progar



   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
       TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE
             ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS SET FORTH IN THIS LET'TER OF TRANSMITTAL SHOULD BE READ
            CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED

                    The undersigned hereby acknowledges receipt of the Prospectus dated _____________(the "Prospectus"), of Phoenix Color Corp., a Delaware corporation (the "Company"), and this letter of transmittal (the "Letter of Transmittal"), which together with the Prospectus constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10?% Senior Subordinated Notes due 2009 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its 10? % Senior Notes due 2009 (the "Old Notes") of which $105,000,000 principal amount is outstanding. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

                    The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Old Notes and the undersigned represents that it has received from each beneficial owner of Old Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

                    This Letter of Transmittal is to be used only by a holder of Old Notes (i) if certificates representing Old Notes are to be forwarded herewith or (ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the section of the Prospectus entitled "Exchange Offer -- Procedures for Tendering Old Notes." If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, this Letter of Transmittal need not be manually executed; PROVIDED, HOWEVER, that tenders of the Old Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "Exchange Offer -Procedures for Tendering Old Notes."

                    Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

                    In order to properly complete this Letter of Transmittal, a holder of Old Notes must(i) complete the box entitled "Description of Old Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions,(iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute FormW-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

                    Holders of Old Notes who desire to tender their Old Notes for exchange and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "Exchange Offer Guaranteed Delivery Procedures." See Instruction 2 of the Instructions beginning on page 9 hereof.

                    Holders of Old Notes who wish to tender their Old Notes for exchange must, at a minimum, complete columns (1), (2), if applicable, and (3) in the box below entitled "Description of Old Notes" and sign the box on page 8 under the words "Sign Here." If only those columns are completed such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5 on page 10.


------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF OLD NOTES
------------------------------------------------------------------------------------------------------------------------
                   (1)                              (2)                     (3)                         (4)

       NAME(S) AND ADDRESS(ES) OF                                                                PRINCIPAL AMOUNT
  REGISTERED HOLDER(S) OF OLD NOTE(S),                                                         TENDERED FOR EXCHANGE
           EXACTLY AS NAME(S)                    OLD NOTE                                       (ONLY IF DIFFERENT
          APPEAR(S) ON OLD NOTE                NUMBER(S) (1)                                    AMOUNT FROM COLUMN
             CERTIFICATE(S)                   (ATTACH SIGNED        AGGREGATE PRINCIPAL     (3) ) (MUST BE IN INTEGRAL
       (PLEASE FILL IN, IF BLANK)           LIST IF NECESSARY)             AMOUNT            MULTIPLES OF $1,000) (2)
------------------------------------------------------------------------------------------------------------------------


                                        --------------------------------------------------------------------------------


                                        --------------------------------------------------------------------------------


                                        --------------------------------------------------------------------------------


                                        --------------------------------------------------------------------------------


                                        --------------------------------------------------------------------------------


                                        --------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


(1) Column (2) need not be completed by holders of Old Notes tendering Old Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

(2) Column (4) need not be completed by holders of Old Notes who wish to tender for exchange the principal amount of Old Notes listed in column (3). Completion of column (4) will indicate that the holder of Old Notes wishes to tender for exchange only the principal amount of Old Notes indicated in column (4).

--------------------------------------------------------------------------------

/ /    CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

        Name of Tendering Institution:
                                      ------------------------------------------
        Account Number:
                                      ------------------------------------------
        Transaction Code Number
                                      ------------------------------------------

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITITIONS ONLY):

        Name of Registered Holder of Old Note(s):
                                                             -------------------
        Date of Execution of Notice of Guaranteed Delivery:
                                                             -------------------
        Window Ticket Number (if available):
                                                             -------------------

        Name of Institution with Guaranteed Delivery:
                                                             -------------------
        Account Number (if delivered by book-entry transfer):
                                                             -------------------

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name:
                    ------------------------------------------------------------
       Address:
                    ------------------------------------------------------------

===================================================                    ===============================================
           SPECIAL ISSUANCE INSTRUCTIONS                                         SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 1, 6, 7 and 8)                                      (See Instructions 1, 6, 7 and 8)
To be completed ONLY (i) if the Exchange Notes                         To be completed ONLY if the Exchange Notes
issued in exchange for Old Notes, certificates                         issued in exchange for Old Notes,
for Old Notes in a principal amount not exchanged                      certificates for Old Notes in a principal
for Exchange Notes or Old Notes (if any) not                           amount not exchanged for Exchange Notes or
tendered for exchange, are to be issued in the                         Old Notes (if any) not tendered for exchange,
name of someone other than the undersigned, or                         are to be mailed or delivered (i) to someone
(ii) if Old Notes tendered by book-entry  transfer                     other than the undersigned, or (ii) to the
which are not exchanged are to be returned by                          undersigned at an address other than the
credit to an account maintained at DTC.                                address shown below the undersigned's
Issue to:                                                              signature.

Name                                                                   Mail or deliver to:
    -----------------------------------------------
                    (Please Print)
Address                                                                Name
       --------------------------------------------                        -------------------------------------------
                                                                                        (Please Print)
---------------------------------------------------                    Address
                                                                              ----------------------------------------
---------------------------------------------------
                  (Include Zip Code)                                   -----------------------------------------------

---------------------------------------------------                    -----------------------------------------------
    (Tax identification or Social Security No.)                                       (Include Zip Code)

                                                                       -----------------------------------------------
/ /      Credit Old Notes not exchanged and                              (Tax identification or Social Security No.)
         delivered by book-entry  transfer to the
         DTC account set forth below:

---------------------------------------------------
                (Account Number)
===================================================                    ===============================================


                   If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Old Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "Exchange Offer - Procedures for Tendering Old Notes."

                     CERTAIN CONDITIONS AND REPRESENTATIONS


                    Pursuant to the offer by PHOENIX COLOR CORP., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated ___________ (the "Prospectus") and this letter of transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10? % Senior Notes due 2009 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 10? % Senior Notes due 2009 (the "Old Notes"), the undersigned hereby tenders to the Company for exchange the Old Notes.

                    By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned (A) acknowledges and agrees that, except as set forth in the Prospectus under the caption "Exchange Offer - Terms of the Exchange Offer," all of the rights of such undersigned pursuant to that certain Registration Rights Agreement, dated as of February 2, 1999 between Phoenix Color Corp. and First Union Capital Market Corp. will have been satisfied and extinguished in all respects and (B) will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Notes with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

                    The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4") equal to or greater than the principal amount of Old Notes tendered hereby;
(iii) the tender of such Old Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has tall full power and authority to tender, exchange, assign and transfer the Old Notes; and
(v) that when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

                    The undersigned hereby further represents to the Company that (i) the Exchange Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby and any beneficial owner(s) of such Old Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business, (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) is not currently participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with any resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in certain no-action letters, (iv) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned nor any beneficial owner is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                    For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00p.m., New York City time, on the Expiration Date. See the section of the Prospectus entitled "Exchange Offer - Withdrawal of Tenders." Any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

                    The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the "Prospectus" entitled "Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

                    Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the holder of Old Note(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Note(s).

                    Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.


                    IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


================================================================================
                                    SIGN HERE

--------------------------------------------------------------------------------
                           (Signature(s) of Owner(s) )
Date:                    ,
Must be signed by the registered holders of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Old Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6 ) Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print )

Capacity (full title):
                      ----------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No. (   )
                                 -----------------------------------------------
Tax Identification or Social Security Nos.:
                                           -------------------------------------
Please complete Substitute Form W-9

                           GUARANTEE OF SIGNATURES(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:
                     -----------------------------------------------------------
Dated:
      --------------------------------------------------------------------------

Name and Title:
               -----------------------------------------------------------------
                                 (Please Print)
Name of Firm:
             -------------------------------------------------------------------

================================================================================

                                  INSTRUCTIONS


         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

           1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is an "eligible guarantor institution" within the meaning of Rule l7Ad-15 under the Securities Exchange Act of 1934, and which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

           a.    The Securities Transfer Agents Medallion Program (STAMP)
           b.    The New York Stock Exchange Medallion Signature Program (MSP)
           c.    The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

           2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "Exchange Offer." Certificates for all physically tendered Old Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation") as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this letter of Transmittal must be delivered to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who elect to tender Old Notes and
(i) whose Old Notes are not immediately available, (ii) who cannot deliver the Old Notes or other required documents to the Exchange Agent prior to 5:00 p.m. New York City time, on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or thorough an Eligible Institution; (b) prior to 5:00 p.m., New York time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificates representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered Old Notes, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

                 THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF
TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. DELIVERY BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY.

                 No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

           3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

           4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes), (iii) be signed by the holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Old Notes into the name of the person withdrawing the tender. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "Exchange Offer - Procedures for Tendering Old Notes" at any time prior to 5.00 p.m., New York City time, on the Expiration Date.

           5. PARTIAL TENDERS. (Not applicable to holders of Old Notes who tender Old Notes by book-entry transfer.) Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes" on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

           6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

           (a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alternation, enlargement or any change whatsoever.

           (b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

           (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

           (d) When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or separate powers of attorney are required. If, however, Old Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on the Old Notes. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

           (e) If this Letter of Transmittal or Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

           (f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Notes listed, the Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Old Notes appear(s) on the certificates. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

           7. TRANSFER TAXES. Except as set forth in this Instruction, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offer. If, however, issuance of Exchange Notes is to be made to, or Old Notes not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Old Notes, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Old Notes tendering Old Notes for exchange prior to the issuance of the Exchange Notes.

           8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent to someone other than the holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at DTC as such holder of Old Notes may designate.

           9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

           10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "Exchange Offer - Conditions" in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

           11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If a holder of Old Notes desires to tender Old Notes pursuant to the Exchange Offer, but any of such Old Notes has been mutilated, lost, stolen or destroyed, such holder Old Notes should write to or telephone the Trustee at the address listed below, concerning the procedures for obtaining replacement certificates for such Old Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

                         Chase Manhattan Trust Company,
                              National Association
                               1650 Market Street
                          One Liberty Place, Suite 5210
                             Philadelphia, PA 19103
                               Attn: Joseph Progar
                                (215) 972 - 8372

           12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.


           IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

                 Under United States federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute form W-9 attached hereto, certifying that (A) the TIN provided on Substitute form W-9 is correct (or that such holder of Old Notes awaiting a TIN) and that (B) the holder is not subject backup withholding because (a) the holder is exempt from backup withholding, (b) the holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is generally such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Old Notes may be subject to backup withholding and a penalty imposed by the Internal Revenue Service.

                 Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Notes should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (the terms of which the Exchange agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status.

                 If backup withholding applies, the Company is required to withhold 31% of any reportable payment made to the holder of Old Notes or other Payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

                 The holder of Old Notes is required to give Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

----------------------------------------------------------------------------------------------------------------
           PAYER'S NAME:
                        ---------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
------------------------------ --------------------------------------------- -----------------------------------

SUBSTITUTE                     Part 1 - PLEASE  PROVIDE YOUR TIN IN THE BOX  _________________________________
Form W-9                       AT RIGHT AND  CERTIFY BY SIGNING  AND DATING        Social Security Number
Department of the Treasury     BELOW
Internal Revenue Service                                                     OR
Payer's Request  for Taxpayer                                                _________________________________
Identification Number(TIN)                                                     Employer Identification Number
                               ---------------------------------------------------------------------------------

                               Part 2 -                                      Part 3 -
                               Certification  Under  Penalties  of Perjury,  Awaiting  / /
                               I certify that:                               TIN

                               1.       The  number  shown on this  form is
                                     my  current  taxpayer   identification
                                     number (or I am  waiting  for a number
                                     to be issued to me), and
                               2.       I  am   not   subject   to   backup
                                     withholding  because  (a) I am  exempt
                                     from backup  withholding or (b) I have
                                     not  been  notified  by  the  Internal
                                     Revenue  Service (the "IRS") that I am
                                     subject  to  backup  withholding  as a
                                     result  of a  failure  to  report  all
                                     interest or dividends,  or (c) the IRS
                                     has  notified  me that I am no  longer
                                     subject to backup withholding.

                               ---------------------------------------------------------------------------------

                               Certification instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding do not cross out item (2).

----------------------------------------------------------------------------------------------------------------
SIGNATURE                                                                DATE
         ---------------------------------------------------------------     -----------------------------
NAME
    ------------------------------------------------------------------------------------------------------
ADDRESS
       ---------------------------------------------------------------------------------------------------
CITY                                 STATE                             ZIP CODE
    ---------------------------------     -----------------------------        ---------------------------

----------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

================================================================================

                                  PAYOR'S NAME:
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that until I provide a taxpayer identification number, 31% of all reportable payments made to me will be withheld, but that such withheld amount shall be refunded to me if I provide my taxpayer identification number within 60 days .



--------------------------------------------------------------------------------
Signature                                                   Date

================================================================================